Exhibit 10.3

[***] Certain portions of this exhibit have been omitted because they are not material and the registrant customarily and actually treats that information as private or confidential.

Amendment No. 1

to the

Strategic Collaboration and License Agreement

This Amendment No. 1 to the Strategic Collaboration and License Agreement (the “Amendment”) is entered into as of March 17, 2021 (“Amendment Effective Date”) by and between Vertex Pharmaceuticals Incorporated (“Vertex”) and CRISPR Therapeutics AG (“CRISPR”).  Vertex and CRISPR each may be referred to herein individually as a “Party” or collectively as the “Parties.”  This Amendment amends the Strategic Collaboration and License Agreement, entered into as of June 6, 2019, between Vertex and CRISPR, as supplemented (the “Agreement”).  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Parties desire to amend and restate the DM1 guide milestones;

NOW, THEREFORE, in consideration of the respective covenants and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.

Amendments

1.1.	DM1 Guide Milestone Criteria. Schedule C to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto.
1.2.	Development Milestones. Section 6.2.1 of the Agreement is hereby amended and restated as set forth below:
6.2.1

Development Milestones.  Subject to Section 6.6.1 with respect to Alternative Products, Vertex will pay CRISPR the milestone payments set forth in this Section 6.2.1 with respect to the first achievement by Vertex or any of its Affiliates or Sublicensees of the applicable milestone event with respect to a Product.  Each milestone payment set forth below is payable only once, regardless of the number of times the relevant event occurs, the number of Products that achieve the relevant milestone event or the number of times a given Product achieves such milestone event such that, (a) [***], and (b) [***].

{00010442 - 2}

Milestone Event		[***]			[***]
		[***]	[***]	[***]
1	[***]				$25,000,000
2	[***]				[***]
3	[***]				[***]
4	[***]	[***]	[***]	[***]	[***]
5	[***]	[***]	[***]	[***]	[***]
6	[***]	[***]	[***]	[***]	[***]
7	[***]	[***]	[***]	[***]	[***]
8	[***]	[***]	[***]	[***]	[***]

[***].

ARTICLE 2.
Acknowledgment

2.1.

Milestone Event 1. The Parties acknowledge and agree that Milestone Event 1 set forth in Section 6.2.1 has been achieved and Vertex has paid the corresponding milestone payment to CRISPR prior to the Amendment Effective Date.

ARTICLE 3.

MISCELLANEOUS

3.1.

Effect of Amendment.  This Amendment shall not be deemed to be an amendment to any other terms and conditions of the Agreement.  Except as expressly amended by this Amendment, the Agreement remains unchanged and in full force and effect.

3.2.

Counterparts.  This Amendment may be executed in one or more counterparts, each of which will be an original and all of which will constitute together the same document.  Counterparts may be signed and delivered by facsimile or digital transmission (.pdf), each of which will be binding when received by the applicable Party.

[SIGNATURE PAGE FOLLOWS]

* - * - * - *

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

VERTEX PHARMACEUTICALS INCORPORATED		CRISPR THERAPEUTICS AG

By:	/s/ Bastiano Sanna	By:	/s/ Samarth Kulkarni

Name:	Bastiano Sanna	Name:	Samarth Kulkarni

Title:	EVP and Chief VGCT	Title:	CEO

[Signature Page to Amendment No. 1]

Exhibit A

Schedule C

DM1 Guide Milestone Criteria

[***]